UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                                Zone 4 Play, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                 333-91356                    98-0374121
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

                                 103 Foulk Road
                              Wilmington, DE 19803
               (Address of principal executive offices) (zip code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      On January 27, 2005, Zone 4 Play, Inc. ("Zone4Play") completed an offering of up to 4,000,000 shares of its common stock, $.001 par value per share ("Common Stock"), to accredited investors pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506, promulgated thereunder (the "Offering"). Zone4Play sold shares of Common Stock in the Offering for a per share purchase price of $1.50.

      On January 3, 2005, Zone4Play completed the first closing of the Offering, pursuant to which it sold an aggregate of 2,483,332 shares of Common Stock to nine accredited investors for aggregate gross proceeds of $3,725,000. On January 27, 2005, Zone4Play completed the final closing of the Offering, pursuant to which it sold an aggregate of 176,666 shares of Common Stock to four accredited investors for aggregate gross proceeds of $264,999. In total, Zone4Play sold an aggregate of 2,659,998 shares of Common Stock for aggregate gross proceeds of $3,989,999.

      Zone4Play agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the Common Stock on or before February 17, 2005. If such registration statement is not filed on or before February 17, 2005 or if the registration statement is not declared effective by the Securities and Exchange Commission on or before May 3, 2005, then Zone4Play must pay to each investor liquidated damages equal to 1.5% of the aggregate purchase price paid by such investor.

      Punk, Ziegel & Company, L.P. is acting as placement agent in connection with the Offering. In accordance with the placement agent agreement dated August 9, 2004 between Punk, Ziegel & Company, L.P. and Zone4Play, Zone4Play has agreed to pay a cash fee to Punk, Ziegel & Company, L.P. of 6% of the aggregate placement consideration. In addition, Zone4Play has agreed to issue Punk, Ziegel & Company, L.P. warrants to purchase 2% of the aggregate placement consideration at an exercise price of $1.50 per share.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits

Exhibit
Number                           Description
--------------------------------------------------------------------------------

4.1 Securities Purchase Agreement dated January 27, 2005 among Zone 4 Play, Inc. and each purchaser identified on the signature pages thereto

4.2 Registration Rights Agreement dated January 27, 2005 by and among Zone 4 Play, Inc. and each of the purchasers signatory thereto

10.1 Placement Agent Agreement dated August 9, 2004 between Punk, Ziegel & Company, L.P. and Zone 4 Play, Inc. (Incorporated by reference to Form 8-K, filed with the Securities and Exchange Commission on January 7, 2005)

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Zone 4 Play, Inc.


Dated: January 27, 2005                 By: /s/ Uri Levy
                                           -------------------------------------
                                           Name:  Uri Levy
                                           Title: Chief Financial Officer